CONFIDENTIAL

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 10.19

MULTI-PRODUCT LICENCE AGREEMENT

between

LONZA SALES AG

and

NGM BIOPHARMACEUTICALS, INC.

CONFIDENTIAL

INDEX

CLAUSE	TITLE	PAGE

1. DEFINITIONS AND INTERPRETATION	3
2. SUPPLY OF THE SYSTEM, CDACF VERSION 8 SYSTEM AND SYSTEM KNOW-HOW	8
3. OWNERSHIP OF PROPERTY AND INTELLECTUAL PROPERTY	9
4. LICENCES	10
5. PAYMENTS	12
6. ROYALTY PROCEDURES	14
7. LIABILITY AND WARRANTIES	15
8. CONFIDENTIALITY	17
9. INTELLECTUAL PROPERTY ENFORCEMENT	19
10. TERM AND TERMINATION	20
11. ASSIGNMENT	22
12. GOVERNING LAW AND DISPUTE RESOLUTION	22
13. FORCE MAJEURE	23
14. ILLEGALITY	23
15. MISCELLANEOUS	24
16. NOTICE	24

APPENDIX

1	Patent Rights
2	CDACF Version 8 Base Powders
3	CDACF Version 8 Supplements, Media and Feeds
4	CDACF Version 8 Know-How
5	Products

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

THIS AGREEMENT is made the                31                day of                October                2014

BETWEEN

LONZA SALES AG incorporated and registered in Switzerland whose registered office is at Muenchensteinerstrasse 38, CH-4002, Basel, Switzerland (hereinafter referred to as “Lonza”), and

NGM BIOPHARMACEUTICALS, INC., of 630 Gateway Blvd., South San Francisco, CA 94080, USA (hereinafter referred to as “Licensee”)

The Licensee and Lonza shall hereinafter jointly be referred to as the “Parties” and individually as the “Party”.

WHEREAS

A.	Lonza is the proprietor of the System and the CDACF Version 8 System and has the right to grant certain Intellectual Property Rights in relation thereto (all as hereinafter defined), and

B.

The Licensee took a license for research purposes under Intellectual Property Rights of which Lonza is the proprietor under that certain Research Evaluation Agreement between the Parties dated 9 November 2012 referred to as contract no. B14690 (as amended by the Parties from time to time, the “REA”), which remains valid in accordance with its terms, and

C.	The Licensee now wishes to take a licence under Intellectual Property Rights of which Lonza is the proprietor to commercially exploit Products (as hereinafter defined) in the form hereunder.

NOW THEREFORE the Parties hereby agree as follows:

1.	Definitions and Interpretation

1.1	In this Agreement the following words and phrases shall have the following meanings:

1.1.1

“Affiliate” means any company, corporation, limited liability company, partnership or other entity which directly or indirectly controls, is controlled by or is under common control, directly or indirectly, with the relevant Party to this Agreement. “Control” means the ownership of more than fifty percent (50%) of the issued share capital of the party in question or the legal power to direct or cause the direction of the general management and policies of the party in question. Such entity shall be deemed an Affiliate only so long as it satisfies the foregoing definition.

1.1.2	“CDACF Version 8 Base Powders” means the powders set out in Appendix 2.

1.1.3	“CDACF Version 8 Feeds” means the concentrated nutrient solutions used in order to maintain the growth and productivity of mammalian cells, as more fully set out in Appendix 3.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

1.1.4	“CDACF Version 8 Media” means the solutions of nutrients used in mammalian cell culture, as more fully set out in Appendix 3.

1.1.5

“CDACF Version 8 Know-How” means any Know-How specifically relating to the CDACF Version 8 Base Powders, CDACF Version 8 Feeds, CDACF Version 8 Media or the CDACF Version 8 Supplements used either in combination or individually, as set out in Appendix 4.

1.1.6

“CDACF Version 8 System” means the CDACF Version 8 Base Powders, CDACF Version 8 Feeds, CDACF Version 8 Media, CDACF Version 8 Know-How and the CDACF Version 8 Supplements used either in combination or individually.

1.1.7	“CDACF Version 8 Supplements” means the supplement solutions, as more fully set out in Appendix 3.

1.1.8	“Cell Lines” means those cell lines referred to in Clause 2.1.2, and refers to cell lines provided by Lonza to Licensee under this Agreement or the REA for use with the System.

1.1.9

“Competing Contract Manufacturer” shall mean any Third Party who, together with its Affiliates, earns more than fifty percent (50%) of their net annual revenue from their business as a third party contract manufacturer of monoclonal antibodies and/or therapeutic proteins or any product of a similar nature to which this Agreement relates.

1.1.10

“Confidential Information” means all Know-How and other confidential, proprietary and/or trade secret information provided or disclosed by one Party or its Affiliate or their respective officers, employees, agents and advisors to the other Party or its Affiliate or their respective officers, employees, agents and advisors in connection with this Agreement or the REA, including for the avoidance of doubt the terms of this Agreement itself. In the case of Lonza, Confidential Information shall mean all confidential, proprietary and/or trade secret information relating to the System (including the CDACF Version 8 System) and any other materials, specifications or information which is provided and/or disclosed in connection with this Agreement or the REA by Lonza, its Affiliates and their respective officers, employees, agents and advisors to the Licensee and its officers, employees, agents and advisors, whether directly or indirectly, including, without limitation, all agreements, research databases, trade secrets, Intellectual Property Rights, business and/ or commercial and/ or financial data, specifications, technical designs, documents and drawings which are related to the System (including the CDACF Version 8 System) and/or Lonza’s business. In the case of Licensee, Confidential Information includes all confidential, proprietary and/or trade secret information, materials and technologies, including Know-How and other Intellectual Property Rights of Licensee or any Affiliate, Strategic Partner, Sublicensee or independent contractor, provided and/or disclosed directly or indirectly under this Agreement or the REA, including without limitation information relating to any Product or to any Genes and Antibodies (defined in Clause 3.1.1.2) or other genes, biological materials, specifications, processes or formulas of Licensee or any Affiliate, Strategic Partner, Sublicensee or independent contractor, and also including without limitation all research, development, scientific, clinical, commercial, regulatory, manufacturing, sales, operations, business, corporate, financial or technical information of or relating to Licensee or any Affiliate, Strategic Partner, Sublicensee or independent contractor, and any updates, reports and royalty statements issued from time to time under this Agreement or the REA.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

1.1.11	”Effective Date” means the date first above written.

1.1.12

“Excluded Purposes“ means use or disposal of Product (a) for preclinical research and development purposes, (b) for use in a clinical trial, (c) as commercial or registration samples, (d) for educational purposes, or (e) for evaluation purposes.

1.1.13

“First Commercial Sale” means the date of first sale of Product for money or money’s worth by Licensee or any Affiliate, Strategic Partner or Sublicensee to a Third Party, excluding use or disposal for any Excluded Purpose.

1.1.14	“Initiation” means, with respect to any clinical trial, the first date that a human subject is dosed in such clinical trial.

1.1.15

“Intellectual Property Rights” means all rights, title and interests, vested and/or arising out of any industrial or intellectual property, whether protected at common law or under statute, which includes (without limitation) any rights and interests in copyrights, designs, trademarks, servicemarks, trade-names, technology, business names, logos, commercial symbols, processes, developments, licenses, trade secrets, goodwill, drawings, computer software, formulae, technical information, research data, procedures, designs, Confidential Information, Know-How, and any other knowledge of any nature whatsoever throughout the world whether in existence today or which will come into existence in the future, and including all applications for patents, copyrights, trademarks, trade names, rights to apply and any amendments/modifications or renewals thereto; and all other intellectual property rights.

1.1.16

“Know-How” means any unpatented technical and other information, including, but without prejudice to the generality of the foregoing, ideas, concepts, trade secrets, know-how, inventions, discoveries, data, formulae, specifications, processes, procedures for experiments and tests and other protocols, results of experimentation and testing, fermentation and purification techniques and assay protocols. Lonza’s “Know-How” includes System Know-How and/or CDACF Version 8 Know-How.

1.1.17

“Net Sales” means, with respect to sales of Product by Licensee or any Affiliate, Strategic Partner or Sublicensee, the net amount actually received in respect of sales of Product by Licensee or any Affiliate, Strategic Partner or Sublicensee in the Territory, less the deductions listed below to the extent paid or allowed under their respective accounting standards to calculate the recorded net sales from gross sales:

(a)	normal discounts actually granted, including without limitation, quantity, trade, cash and other discounts, rebates and charge-backs;

(b)	amounts refunded or credits or other allowances allowed for Product or other goods damaged, rejected, returned or not accepted by customers, including without limitation in connection with recalls;

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

(c)	packaging, handling, transportation, postage, freight and insurance charges on shipments, deliveries or distribution to customers; and

(d)

taxes, tariffs, customs duties, surcharges and other governmental charges actually levied on the Products or otherwise incurred and paid by Licensee or its Affiliates hereunder in connection with the sale, exportation, importation or delivery of Product or other goods, including without limitation value-added taxes.

Subject to the qualification stated in the paragraph immediately below this paragraph, upon any sale or other disposal of Product by or on behalf of Licensee or any Affiliate, Strategic Partner or Sublicensee hereunder other than a bona fide arm’s length transaction exclusively for money at market value or upon any use of the Product for purposes which do not result in a disposal of such Product in consideration of sales revenue customary in the country of use, such sale, other disposal or use, shall be deemed to constitute a sale at the then current maximum selling price in the country in which such sale, other disposal or use occurs.

Notwithstanding anything contained in this Agreement to the contrary, the supply or other disposition of Product for Excluded Purposes shall be excluded for the purposes of determining Net Sales under this Clause 1.1.17, as well as for the purposes of the paragraph immediately above this paragraph.

If the Product is sold as a combined product that consists of Product together with another therapeutically active ingredient or product for the same indication (a “Combination”), the Net Sales will be calculated by multiplying the Net Sales of the Combination (as defined using the Net Sales definition above) by the fraction, A/(A+B) where A is the weighted (by sales volume) average sale price of the Product in the relevant country, and B is the weighted average sale price (by sales volume) in that country of the product(s) containing the other component(s) in finished form. Regarding prices comprised in the weighted average price when sold separately referred to above, if these are available for different dosages from the dosages of Product and other components that are included in the Combination, then the Parties shall mutually agree on the appropriate proportional adjustment to such prices in calculating the royalty-bearing Net Sales of the Combination. If the weighted average sale price cannot be determined for the Product or other component(s), the calculation of Net Sales for a Combination will be mutually agreed upon by the Parties based on the relative value contributed by each component, such agreement to be negotiated in good faith without unreasonable delay.

1.1.18

“Patent Rights (Lonza)” means the patents and applications, short particulars of which are set out in Appendix 1A hereto, and all patents and applications thereof of any kind throughout the world whether national or regional including but without prejudice to the generality of the foregoing, author certificates, inventor certificates, improvement patents, utility certificates and models and certificates of addition, and including any divisions, renewals, continuations, continuations in part, reissues, patent disclosures, improvements and extensions of reissue thereof.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

1.1.19

“Patent Rights (Third Party)” means the patents and applications, short particulars of which are set out in Appendix 1B hereto, and to the extent granted to Lonza by the owners of the Patent Rights (Third Party), all patents and applications thereof of any kind throughout the world whether national or regional including but without prejudice to the generality of the foregoing, author certificates, inventor certificates, improvement patents, utility certificates and models and certificates of addition, and including any divisions, renewals, continuations, continuations in part, reissues, patent disclosures, improvements and extensions of reissue thereof.

1.1.20

“Product(s)” means and includes the products that are proprietary or licensed to Licensee or any Affiliate, and that are or are to be obtained by the expression of any one gene or of any combination of genes by use of the System, or any formulation containing or derived from the same and are the subject of this Agreement, the particulars of which will be set out in Appendix 5 to this Agreement, as may be modified from time to time in accordance with Clause 4.8.

1.1.21

“Strategic Partner” means a party with whom Licensee or its Affiliate has entered into a contractual relationship, to identify a therapeutic target, and/or collaborate in the performance of research and development and/or commercialization of a Product or a product that is proprietary to the Strategic Partner or in which the Strategic Partner has research and development and/or commercialization rights. A party may be a “Strategic Partner” for purposes of this Agreement even if it has its own manufacturing facilities; however, a party may not, except with Lonza’s written consent, be a “Strategic Partner” for purposes of Clause 5.3.1 of this Agreement if the contractual relationship between that party and Licensee or its Affiliate is solely intended to provide for the provision by that party of third-party contract manufacturing services. For the purposes of the table in Clause 5.3.1 below, any entity that is primarily a Competing Contract Manufacturer will not be deemed a Strategic Partner.

1.1.22	“Sublicensee” means any Affiliate, Strategic Partner or Third Party to which Licensee grants a sublicence of any rights granted to Licensee pursuant to this Agreement.

1.1.23

“System” means Lonza’s glutamine synthetase gene expression system known as GS Xceed™ consisting of the Cell Lines and the Vectors, and the System Know-How, whether used individually or in combination with each other. “System” includes the CDACF Version 8 System. For the avoidance of doubt, any gene proprietary or licensed to Licensee or any Affiliate and inserted by Licensee into the System for the purposes of producing Product, and any Genes and Antibodies produced using the System, do not form part of the System.

1.1.24

“System Know-How” means Know-How relating directly or indirectly to the System known to Lonza from time to time, of which Lonza is the proprietor. Lonza’s “System Know-How” includes CDACF Version 8 Know-How.

1.1.25	”Territory” means world-wide.

1.1.26	“Third Party” means any individual or entity other than Lonza and Licensee.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

1.1.27

“Valid Claim” means an issued and unexpired claim within the Patent Rights (Lonza) or the Patent Rights (Third Party) (including any re-issued and unexpired patents) which, but for the licence and other rights granted pursuant to Clauses 4.1 and 4.3 hereof, would be infringed by the manufacture, use, sale, offer for sale, exportation or importation of Product by Licensee or its Sublicensees and which also (a) has not been cancelled, withdrawn, abandoned or rejected by any administrative agency or other body of competent jurisdiction, and (b) has not been revoked, held invalid or declared unpatentable or unenforceable in a decision of a court or other body of competent jurisdiction that is unappealable or unappealed within the time allowed for appeal, and (c) has not been rendered unenforceable through disclaimer or otherwise, and (d) has not been disclaimed or otherwise dedicated to the public by Lonza, and (e) is not lost through an interference proceeding and any appeals therefrom.

1.1.28	“Vectors” means those vectors referred to in Clause 2.1.1 and refers to the vectors provided by Lonza to Licensee under this Agreement or the REA.

1.2	The headings of this Agreement are inserted only for convenience and shall not affect the construction hereof.

1.3	Where appropriate words denoting a singular number only shall include the plural and vice versa.

1.4	References to the recitals, clauses and Appendix shall be deemed to be a reference to the recitals, clauses and Appendix to this Agreement and shall form an integral part of this Agreement.

1.5	References to any statute or statutory provision include a reference to the statute or statutory provision as from time to time amended, extended or re-enacted.

1.6	Reference in this Agreement to Lonza shall, unless repugnant to the subject or context thereof, include its Affiliates, successors and assigns.

1.7

Lonza acknowledges that Licensee operates its business using people who are bona fide employees as well as people who are independent contractors. Reference in this Agreement to a party’s employees shall, unless repugnant to the subject or context thereof, include its employees and such independent contractors.

2.	Supply of the System, CDACF Version 8 System and System Know-How

2.1

Unless previously supplied by Lonza under the REA or another separate agreement, Lonza shall, if requested by Licensee in writing, arrange for the supply ex-works Lonza’s premises, Slough, Berkshire (Incoterms 2010) to Licensee of the following:

2.1.1	Vectors

[*]

2.1.2	Cell Lines

[*]

2.1.3	System Know-How

System Know-How contained as at the date hereinabove in (a) manuals of operating procedures for the System, (b) regulatory information in pdf format, and (c) Vector nucleotide sequences, and, to the extent necessary for the use of the CDACF Version 8 System as contemplated under this Agreement, updates, corrections and revisions thereto, but this does not extend to, for example, a version 9 if and when such became available.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

2.2

In the event that Licensee requires any additional quantities of the materials referred to in Clauses 2.1.1 and 2.1.2, Lonza shall use commercially reasonable efforts to supply such additional materials, provided that such supply shall be subject to the payment of an additional fee by Licensee to Lonza in accordance with Lonza’s prices at the time.

2.3

In relation to the CDACF Version 8 System, Lonza shall following signature of this Agreement (a) provide Licensee with details of how to purchase the CDACF Version 8 Base Powders and CDACF Version 8 Supplements to enable Licensee and its Sublicensees to make CDACF Version 8 Feeds and CDACF Version 8 Media, and (b) supply Licensee with the CDACF Version 8 Know-How. Lonza agrees that Licensee may confirm to the Third Party supplier that Licensee is a party to this Agreement. Lonza confirms that [*] the CDACF Version 8 Base Powders and CDACF Version 8 Supplements to enable it to make CDACF Version 8 Feeds and CDACF Version 8 Media, but [*] may only do so for the purposes of the manufacture of the specific Product [*].

2.4

Licensee shall use the System only in the expression of Product by insertion of gene(s) coding for Product(s) into the System, and shall not use, cause the use of or permit to be used the System for any purpose not directly authorised by this Agreement.

2.5	The CDACF Version 8 System may only be used in conjunction with the System and may not be used in conjunction with any other gene expression system or for any other purpose whatsoever.

2.6

Any transportation of the System and/or CDACF Version 8 System by Lonza on behalf of Licensee shall be made at sole risk of the Licensee who shall be deemed to have full knowledge of the carrier’s terms and conditions of carriage (“Carriage Terms”). The Licensee shall, as appropriate, observe, perform, and be subject to the Carriage Terms in relation to the transportation of the System.

3.	Ownership of Property and Intellectual Property

3.1

It is hereby acknowledged and agreed that as between the Parties any and all property rights and Intellectual Property Rights in the System and System Know-How is vested in Lonza. It is further hereby acknowledged and agreed as follows: (a) as stated in Clause 4.2, Licensee shall not make any modifications or adaptations to the System; (b) as between the Parties, any and all property rights and Intellectual Property Rights in any modifications or adaptations to the System are vested in Lonza; and (c) for the avoidance of doubt, no rights or licenses are granted under Clause 3.1.1 to any modifications or adaptations to the System or to any other Intellectual Property Rights of Lonza. For further avoidance of doubt, consistent with Clause 1.1.23, any genes or other materials inserted into the System for the purposes of producing Product, and any Genes and Antibodies produced using the System, are not modifications or adaptations to and do not form part of the System.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

3.1.1	Similarly it is hereby acknowledged as between the Parties:

3.1.1.1

any and all tangible forms of the Product, any and all property rights and Intellectual Property Rights in the Product, and any and all invention(s) relating to any Product that are severable from the System and conceived or reduced to practice by Licensee or an Affiliate or any respective Strategic Partner, Sublicensee or independent contractor, and all Intellectual Property Rights therein, are and shall be vested exclusively in Licensee;

3.1.1.2

any and all property rights and any and all Intellectual Property Rights (to the extent severable from the System) in any genes or other materials inserted into the System for the purpose of producing Product or any proteins, peptides, antibodies or other composition of matter made or derived by Licensee or an Affiliate or any respective Strategic Partner, Sublicensee or independent contractor through use of the System and System Know-How (all of the foregoing, “Genes and Antibodies”), are and shall be vested exclusively in Licensee;

3.1.1.3

Any Know-How developed by Licensee or any Affiliate or any respective Strategic Partner, Sublicensee or independent contractor that specifically relates to a Product or to any Genes and Antibodies and is severable from and when used does not utilise, disclose or reveal any Intellectual Property Rights of Lonza is and shall be vested exclusively in Licensee; and

3.1.1.4

No rights or licenses are granted to Lonza in any property rights or Intellectual Property Rights of Licensee or any Affiliate or any respective Strategic Partner, Sublicensee or independent contractor.

3.2	The provisions of this Clause 3 shall survive expiration or termination of this Agreement.

4.	Licences

4.1	Lonza hereby grants to Licensee on the Effective Date:

4.1.1.	a world-wide non-exclusive licence under the System Know-How, CDACF Version 8 Know-How, and the Patent Rights (Lonza) (with the right to sublicence, subject to Clause 4.3 below);

4.1.2	a world-wide non-exclusive sublicence under the Patent Rights (Third Party) (with the right to sublicense, subject to Clause 4.3 below); and

4.1.3	a world-wide, non-exclusive, non-transferable licence (with the right to sublicense, subject to Clause 4.3 below) to use the System;

in each case 4.1.1, 4.1.2 and 4.1.3, to use, develop, commercialize, make, have made (by Sublicensees subject to the applicable restrictions set out in this Agreement), manufacture, market, sell, have sold, offer for sale, distribute, import, have imported, export, have exported and otherwise dispose of any and all Products in the Territory (“Commercial Activities”), which license shall be fee- and royalty-bearing.

4.2

Save as expressly provided by Clause 2.4 above, the Licensee hereby undertakes not to make any modifications or adaptations to the System and the CDACF Version 8 System during the term of this Agreement. For the avoidance of doubt, Licensee is not prevented from adding any materials to the System.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

4.3	Subject to the provisions of this Clause 4.3,

(a) Licensee shall be entitled from time to time to sublicence the rights granted by Clause 4.1 to any one or more Affiliates and Strategic Partners, and to Third Parties for the purposes of any such Third Party manufacturing Product for Licensee, provided always:

4.3.1

Licensee shall ensure each such Sublicensee’s use of the System, including the CDACF Version 8 System, Lonza’s Intellectual Property Rights and the Product is undertaken solely for undertaking Commercial Activities for or on behalf of Licensee; and

4.3.2

The Sublicensees shall not, by virtue of this Agreement, be granted any right or licence, either express or implied, under any patent or proprietary right vested in Lonza or otherwise, to use the System, the CDACF Version 8 System, Lonza’s Intellectual Property Rights or the Product other than for undertaking Commercial Activities for or on behalf Licensee, and Licensee agrees to ensure that such Sublicensees shall not assign, transfer, further sublicense or otherwise make over the benefit or the burden of the rights granted to it pursuant to this Agreement; and

4.3.3

Any sublicence granted shall be granted expressly subject to the terms of this Agreement, and it shall be Licensee’s responsibility to ensure the strict adherence by its Sublicensees hereunder to the terms and conditions of this Agreement, and, for such purposes, Licensee may disclose this Agreement to its Sublicensees under obligations of confidence in accordance with Clause 8 of this Agreement; and

4.3.4

Prior to the grant of any sublicence pursuant to this Clause 4 Licensee shall obtain the written consent of Lonza (such consent not to be unreasonably withheld, conditioned or delayed, and Lonza shall respond within [*]), to the grant of such sublicence. It is agreed between the Parties that Lonza shall be considered to [*] if [*]; and

4.3.5

Licensee shall not sublicense the rights sublicensed to it under the [*] or any of its affiliates or its or their successors, with “affiliate” meaning for the purposes of this Clause 4.3.5 any entity controlling, controlled by, or under common control with [*]

4.3.6

(a)    Lonza hereby consents to the grant of a sublicence by Licensee to its Affiliate NGM Biopharmaceuticals Australia Pty Ltd, The Rialto, Level 30, 525 Collins St., Melbourne, Victoria 3000, Australia.

(b)    Lonza hereby consents to the grant of a sublicence [*] for the purpose of:

(i)     [*]; and

(ii)    [*].

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

4.4

On a country-by-country basis, if any granted patents that form part of the Patent Rights (Lonza) or Patent Rights (Third Party) (including any re-issued patents and unexpired patents) subsequently expire or no longer contain a Valid Claim, such Patent Rights (Lonza) or Patent Rights (Third Party) shall automatically fall outside the scope of this Agreement and the provisions of Clauses 4.1 to 4.3 shall only apply, with respect to granted patents, to those granted patents which contain a Valid Claim and form part of the Patent Rights (Lonza) or Patent Rights (Third Party) for as long as those granted patents remain in force.

4.5

Notwithstanding clause 4.4, on a country-by-country basis, where no Valid Claim remains in force, the provisions of Clauses 4.1 to 4.3 shall only apply for as long as the System Know-How and CDACF Version 8 Know-How (as appropriate) remain secret and substantial.

4.6	No licence is granted save as expressly provided herein and no licence in addition thereto shall be deemed to have arisen or be implied by way of estoppel or otherwise.

4.7

For purposes of this Agreement, all intangible and tangible information, technology and materials disclosed, provided, purchased, derived or made under the REA that are used or referenced under this Agreement shall be, for the purposes of this Agreement, deemed disclosed, provided, purchased, derived or made under this Agreement.

4.8

Licensee may add additional products to Schedule 5 of this Agreement from time to time by notifying Lonza in writing of the identity of each such product. Unless Lonza determines that there are patent rights or Intellectual Property Rights vested in a Third Party that would prevent or conflict with the addition of such product to this Agreement, Lonza shall confirm the addition of such products to Schedule 5 of this Agreement in writing to Licensee within thirty (30) days of receipt of such notification from Licensee, and upon the issuance of such confirmation such products shall be deemed to be Products.

5.	Payments

5.1	Signature Fee

In consideration of the licence granted to Licensee pursuant to Clause 4.1 hereof, Licensee shall pay Lonza a one-time fee of £250,000 (two hundred fifty thousand pounds) within [*] days of the Effective Date of this Agreement.

5.2	Milestone Fees

In consideration of the licence granted to Licensee pursuant to Clause 4.1 above, and in consideration for the right to sublicense the rights granted by Clause 4.1 pursuant to Clause 4.3, Licensee shall pay Lonza as follows:

5.2.1	a one-off milestone fee of £100,000 (one hundred thousand pounds) in respect of each Product, being payable within [*] days of Initiation of the first phase 2 clinical trial for such Product;

5.2.2	a one-off milestone fee of £100,000 (one hundred thousand pounds) in respect of each Product, being payable within [*] days of Initiation of the first phase 3 clinical trial for such Product; and

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

5.2.3

a one-off milestone fee of £150,000 (one hundred and fifty thousand pounds) in respect of each Product, being payable within [*] days of First Commercial Sale following attainment of the first regulatory approval for such Product.

5.3	Royalties

5.3.1

In further consideration of the licence granted to Licensee pursuant to Clause 4.1 hereof and in consideration for the right to sublicense the rights granted by Clause 4.1 pursuant to Clause 4.3, Licensee shall, subject to the provisions of this Clause 5.3 and Clause 5.4, pay to Lonza royalties based on the party manufacturing the Product for Commercial Activities and Net Sales of each Product, according to the following schedule:

	Royalty on Net Sales in respect of Product manufactured by Lonza	Royalty on Net Sales in respect of Product manufactured by Licensee, Licensee’s Affiliate, or Strategic Partner of Licensee	Royalty on Net Sales in respect of Product manufactured by other than Licensee, Licensee’s Affiliate, or Strategic Partner of Licensee
Product #1	[*]	[*]	[*]
Product #2	[*]	[*]	[*]
Product #3	[*]	[*]	[*]
Product #4	[*]	[*]	[*]
Product #5 and all subsequent Products	[*]	[*]	[*]

5.3.2

Where any Product is manufactured for Commercial Activities by a party other than Lonza, Licensee, Licensee’s Affiliate, or Licensee’s Strategic Partner, then Licensee shall pay to Lonza an annual fee of [*] in respect of each such Product, such fee being payable annually during the course of such sublicence (irrespective as to the years of manufacture) and being first payable on the commencement date of the relevant sublicence. For the avoidance of doubt:

(a)	such payments are on a per-Product basis, irrespective of whether the same third party manufactures more than one Product; and

(b)	in relation to the activities set out in [*], in respect of each of Products [*], as set out in Appendix 5, be first payable upon [*] of the relevant Product.

5.4	Royalty Term

5.4.1

Royalties will be payable by Licensee on a per-Product basis until the later of (i) ten (10) years from the date of First Commercial Sale of the relevant Product, and (ii) expiry of the last Valid Claim in the Patent Rights (Lonza) or Patent Rights (Third Party) (the “Royalty Term”), and, thereafter, the license under this Agreement for such Product shall become fully paid-up. For clarity, if and after a Strategic Partner with a separate license to the System becomes associated with a Product under this Agreement, then, with respect to that Product, the royalties, the milestone fees and the annual fees will be assessed only under this license agreement, with the Strategic Partner having been sublicensed under this Agreement.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

5.4.2

On a country-by-country basis, if the manufacture and/or sale of a Product is not covered by a Valid Claim (either because no patent or application was ever filed for such territory or there otherwise was no valid claim, or there was a valid claim but the patent or application has expired or otherwise is no longer of effect) then in respect of sales in such countries royalties shall be due only in respect of the System Know-How, and relevant royalty figures referred to in Clauses 5.3 above shall be reduced by [*] for the duration of the Royalty Term, and, thereafter, the license under this Agreement for such Product in such country shall become fully paid-up.

5.5

For the avoidance of doubt the licence under the CDACF Version 8 System is given in consideration of the obligations incumbent upon the Licensee under the terms of this Agreement and in all respects royalty and licence free.

5.6

Notwithstanding the above, if Licensee or any Affiliate (in such capacity, “Lonza Customer”) and Lonza have entered into a manufacturing agreement for manufacture of a Product and [*], then in such case Licensee may notify Lonza that it is invoking this clause and [*], and, for purposes of [*] shall apply, and, in addition, [*] for that particular year with respect to that Product and that manufacturer. For clarity, this Section 5.6 shall not apply in the event [*].

6.	Royalty Procedures

6.1

Commencing on the First Commercial Sale of any Product, Licensee shall and shall ensure that its Affiliates and their respective Strategic Partners and Sublicensees shall keep true and accurate records and books of account containing all data necessary for the confirmation of the calculation of royalties payable to Lonza, for a duration of [*] years from the date of origination of such records and books. Such records and books of account shall, upon reasonable notice having been given by Lonza (which in no event shall be less than [*] days’ prior notice) during the term of this Agreement and for [*] years thereafter, be open at all reasonable times during regular business hours for inspection by independent certified public accountants acting as auditors selected and paid for by Lonza and reasonably acceptable to Licensee. The independent auditor shall inspect and disclose to Lonza only information relating to the amounts which the accountant believes to be due and payable under this Agreement to Lonza, details concerning any discrepancy from the amount paid and the amount due, and shall disclose no other information revealed in such audit. All information and materials obtained or examined by the independent auditor shall be deemed Licensee’s Confidential Information and may not be used or disclosed except as expressly provided in this Clause 6. Any such audit shall be conducted in a manner that does not interfere unreasonably with the operations of Licensee’s business. Lonza may perform an audit through the independent auditor once each twelve-month period. Each audit shall begin upon the date agreed to by the Parties and shall be completed as soon as reasonably practicable. Lonza shall pay the costs of the independent auditors conducting such audit, unless the results of the audit reveal an underpayment of [*] or more by Licensee, in which case, Licensee shall pay the actual and reasonable costs of the independent auditors. Results of any audit shall be made available to both Licensee and Lonza. If an audit concludes that an overpayment or underpayment has occurred during the audited period, such payment shall be remitted by the Party responsible for such payment to the other Party within [*] days after the date such auditor’s written report identifying the overpayment or underpayment is delivered to the Party responsible for such payment.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

6.2

Commencing on the First Commercial Sale of any Product, Licensee shall prepare a statement in respect of each calendar quarter which shall show for the immediately preceding quarter details of the sales of Product on a country by country basis and the royalty due and payable to Lonza thereon.

Such statement shall be submitted to Lonza within [*] days after the end of the calendar quarter to which it relates, together with a remittance for the royalties due to Lonza to which Lonza shall issue a receipted invoice in return.

6.3	All sums due under this Agreement to Lonza:

6.3.1	shall be paid in pounds sterling to Lonza.

6.3.2

are exclusive of any Value Added Tax or of any other applicable taxes, levies, imposts, duties and fees of whatever nature imposed by or under the authority of any government or public authority, and shall be paid by Licensee (other than taxes on Lonza’s income, which shall be Lonza’s responsibility). The parties agree to co-operate in all respects reasonably necessary to take advantage of such double taxation treaties as may be available.

6.4

To the extent that Licensee reports Net Sales otherwise than in pounds sterling then royalty payments due to Lonza shall be first calculated in the local currency in which Net Sales are reported and then shall be converted to a pounds sterling value at the rate of exchange equivalent to the pound spot rate in London first published in the Financial Times on the first business day after the relevant quarterly reporting period.

6.5

Where Lonza does not receive payment of any sum within [*] days after the due date, interest shall accrue thereafter on the sum due and owing to Lonza at the rate of [*] per annum over the base rate from time to time of National Westminster Bank plc, interest to accrue on a day-to-day basis without prejudice to Lonza’s right to receive payment on the due date.

7.	Liability and Warranties

7.1

Subject to and except for the limited warranty set forth in Clause 7.2 and Clause 7.3, Lonza gives no representation or warranty that (a) the Patent Rights (Lonza) or Patent Rights (Third Party) that are patent applications will be granted, or, if granted, will be valid, or (b) that the exercise of the rights granted to Licensee hereunder will not infringe other patent rights or intellectual property rights vested in Lonza or any Third Party.

7.2

Lonza warrants that it has the right to grant the rights and licenses granted under this Agreement. Lonza warrants that the patents included in the Patent Rights (Lonza), and the GS System Know-How, and the CDACF Version 8 Know-How, are the only patents rights and Know-How that must be licensed from Lonza and/or its Affiliates in order to operate the System including the CDACF Version 8 System as permitted by the terms of this Agreement.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

7.3

To Lonza’s knowledge, the grant by Lonza of and the proper exercise of the licenses and sublicenses granted by Lonza pursuant to this Agreement do not infringe or involve the misuse or misappropriation of any Intellectual Property Rights of any Third Party or any other Intellectual Property Rights of Lonza or its Affiliates. The Licensee hereby acknowledges that in order to fully exploit the rights granted under this Agreement the Licensee may require licences under patent rights of Lonza or its Affiliates (other than those herein licensed) or under patent rights of Third Parties that may be infringed by the use by the Licensee of the rights licensed under this Agreement, and it is hereby agreed that it shall be the Licensee’s responsibility to satisfy itself as to the need for such licences and if necessary to obtain such licences; provided that any such patent rights vested in Lonza or its Affiliates which are necessary for Licensee and its Affiliates and their Sublicensees to operate the System as permitted by the terms of this Agreement shall be automatically included within the Intellectual Property Rights licensed to Licensee hereunder.

7.4

Each Party (“Indemnifying Party”) shall defend, indemnify and hold harmless the other Party and its Affiliates, and its and their respective officers, employees and agents (each an “Indemnified Party”) at all times in respect of any contractual, tortious or other claims or proceedings by Third Parties (collectively “Third Party Claims”) against Indemnified Party and any and all losses, damages, costs and expenses payable to such Third Party in relation to such Third Party Claims (collectively “Losses”) that arise out of the Indemnifying Party’s breach of this Agreement, including breach of representations and warranties, violation of applicable law, or negligence or wilful misconduct; provided that with respect to any Third Party Claim for which each Party is entitled hereunder to seek indemnification from the other Party, each Party as the Indemnifying Party shall indemnify the other Party for its Losses only to the extent of the Indemnifying Party’s relative responsibility for the facts underlying the Third Party Claim.

7.5

With respect to product liability claims or proceedings, the following shall apply: (a) except to the extent provided in (b) below, Licensee shall defend, indemnify and hold harmless Lonza and its Affiliates and its and their respective officers, employees and agents at all times in respect of any tortious claims or proceedings by Third Parties for death or bodily injury caused by use of a Product (“Product Liability Claims”) and any and all losses, damages, costs and expenses payable to such Third Party in relation to such Product Liability Claims (collectively, “Product Liability Losses”), and (b) Lonza shall defend, indemnify and hold harmless Licensee and its Affiliates and its and their respective officers, employees and agents, at all times in respect of any Product Liability Claims and Product Liability Losses to the extent such Product Liability Claims result from defects or nonconformities in the Cell Lines, Vectors or other tangible materials, if any, provided under the REA or this Agreement, or from Lonza’s breach of this Agreement.

7.6

Except for the conditions and warranties expressly set forth in this Agreement, neither Party makes any representations or extends any warranties of any kind, either express or implied; in particular, any condition or warranty other than those relating to title which might otherwise be implied or incorporated within this Agreement by reason of statute or common law or otherwise is hereby expressly excluded.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

7.7

EXCEPT FOR EITHER PARTY’S BREACH OF CLAUSE 8 HEREOF, AND EXCEPT IN THE EVENT OF GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR ILLEGALITY BY A PARTY OR ITS AFFILIATES OR THEIR RESPECTIVE OFFICERS, EMPLOYEES (WHICH TERM INCLUDES, FOR THE AVOIDANCE OF DOUBT, IN THE CASE OF LICENSEE, SUCH INDEPENDENT CONTRACTORS REFERRED TO IN SECTION 1.7 ABOVE) OR AGENTS, SUBLICENSEES OR STRATEGIC PARTNERS, IN NO EVENT SHALL EITHER PARTY OR ITS AFFILIATES OR THEIR RESPECTIVE OFFICERS, EMPLOYEES OR AGENTS, BE LIABLE TO THE OTHER PARTY OR ITS AFFILIATES OR THEIR RESPECTIVE OFFICERS, EMPLOYEES OR AGENTS, WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT WHETHER IN CONTRACT, IN TORT, IN NEGLIGENCE OR FOR BREACH OF STATUTORY DUTY OR OTHERWISE FOR SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS. Nothing in this Agreement shall exclude or limit the liability of either Party for fraud or for death or personal injury caused by its negligence or for any other liability that may not be limited or excluded as a matter of law.

7.8	The terms of this Clause 7 shall survive expiration or termination of this Agreement for whatever reason.

7.9	Each Party warrants, represents and covenants to the other that:

7.9.1

It is duly organized and validly existing under the laws of its jurisdiction of incorporation, and has full corporate power and authority to enter into this Agreement and to perform its obligations hereunder;

7.9.2

This Agreement has been duly authorized, executed and delivered by such Party and constitutes valid and binding obligations of such Party, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, and other laws of general application limiting the enforcement of creditors’ rights;

7.9.3

It has obtained all necessary consents, approvals and authorizations of all governmental authorities, Affiliates and Third Parties required to be obtained by such Party in connection with the execution of this Agreement;

7.9.4

The execution, delivery and performance of this Agreement does not conflict with, or constitute a breach or default under any of the charter or organizational documents of such Party, any law, order, judgment or governmental rule or regulation applicable to such Party, or any material agreement, contract, commitment or instrument to which such Party is a party.

7.9.5

In the performance of this Agreement, and the exercise of any rights granted under this Agreement, such Party will comply with and will cause its Affiliates (and as applicable its Sublicensees and Strategic Partners) to comply with, all applicable laws and regulations, now or hereafter in effect.

8.	Confidentiality

8.1

Licensee expressly acknowledges that Confidential Information disclosed by Lonza or its Representatives (defined in Clause 8.3) to Licensee or its Representatives pursuant to this Agreement is supplied in circumstances imparting an obligation of confidence. Licensee shall keep such Confidential Information secure, secret and confidential and undertakes to respect Lonza’s proprietary rights therein and shall use the same for the sole purpose of exercising its rights or performing its obligations under this Agreement

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

and shall not during the period of this Agreement or at any time thereafter for any reason whatsoever to disclose, cause or permit to be disclosed such Confidential Information to any Third Party other than its Representatives hereunder for use in accordance with the terms of this Agreement. Licensee shall procure that only its Representatives shall have access to Confidential Information and then only on a need to know basis and that all such Representatives shall be informed of their secret and confidential nature and, in accordance with Clause 8.3, shall be subject to confidentiality and non-use obligations no less stringent than those set forth herein. Without limitation of the other provisions in this Article 8, Licensee expressly acknowledges and undertakes that it shall not transfer or disclose any of the materials listed in Clauses 2.1.1 or 2.1.2 or any System Know-How to any Strategic Partner without the prior written consent of Lonza.

8.2

Lonza expressly acknowledges and undertakes that any Confidential Information disclosed by the Licensee or its Representatives to Lonza or its Representatives pursuant to this Agreement is disclosed in circumstances imparting an obligation of confidence. Lonza shall keep such Licensee’s Confidential Information secure, secret and confidential and undertakes to respect Licensee and Representative’s proprietary rights therein and shall use the same for the sole purpose of exercising its rights or performing its obligations under this Agreement and not during the period of this Agreement or at any time thereafter for any reason whatsoever disclose, cause or permit to be disclosed such Licensee’s Confidential Information to any Third Party. Without limitation of the other provisions in this Article 8, Lonza expressly acknowledges and undertakes that any information disclosed by the Licensee or its Representatives to Lonza or its Representatives related to consents or approvals requested of or granted or rejected by Lonza under this Agreement, including without limitation under Clauses 1.1.21, 4.3.4, 4.8 and 11.1, and including without limitation the names of the possible Strategic Partners, Sublicensees or Products, the fact that any work, discussions or negotiations are taking place or have taken place concerning any such possible transaction or product, or any of the terms, conditions or other facts with respect to any such possible transaction or product (all of the foregoing Confidential Information, the “Licensee Deal Information”) is particularly sensitive and is disclosed in circumstances imparting the following additional obligations of confidence: Lonza shall keep such Licensee Deal Information secure, secret and confidential and undertakes to respect Licensee and Representative’s proprietary rights therein and shall use the same for the sole purpose of determining whether to grant the requested consent or approval and not during the period of this Agreement or at any time thereafter for any reason whatsoever disclose, cause or permit to be disclosed such Licensee Deal Information to anyone other than Lonza’s and its Affiliates’ officers and employees who have a need to know for the purposes of the requested consent or approval, and, prior to disclosure to such persons, Lonza shall advise them of the additional obligations of confidence under this Clause 8.2.

8.3

Each Party will restrict the disclosure of Confidential Information to such Affiliates, Strategic Partners, and Sublicensees, and its and their respective officers, employees, independent contractors, agents, professional advisers, finance-providers, and consultants (all of the foregoing, collectively, “Representatives”), in each case who have been informed of the confidential nature of the Confidential Information and who have a need to know such Confidential Information for the purpose of this Agreement. Prior to disclosure to such persons, the Party in receipt of the Confidential Information shall bind its and its Affiliates’ Representatives to confidentiality and non-use obligations no less stringent than those set forth herein. The receiving Party shall notify the disclosing Party as promptly as practicable of any unauthorized use or disclosure of the Confidential Information.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

8.4	The obligations of confidence referred to in this Clause 8 shall not extend to any information which the receiving Party demonstrates:

8.4.1	is now or hereafter becomes in the public domain or generally available to the public, through no act or failure to act on the part of the recipient Party or any of its Representatives;

8.4.2	is rightfully known to the recipient Party of such information prior to disclosure under this Agreement or under the REA, and is at its free disposal prior to its receipt under this Agreement;

8.4.3

is rightfully subsequently disclosed to the recipient Party without obligations of confidence by a Third Party owing no such obligation of confidentiality to the disclosing Party or any of its Representatives; or

8.4.4

can be demonstrated by competent written evidence as having been independently developed by the recipient of the information in question without access to or use or knowledge of the information in question.

8.5

Notwithstanding the foregoing it is acknowledged between the Parties that Lonza or Licensee may be required to disclose Confidential Information to a government agency or authority for the purpose of any statutory, regulatory or similar legislative requirement applicable to the clinical trials, production or regulatory approval of Product, or to a court of law or to meet the requirements of any Stock Exchange to which the Parties may be subject. In such circumstances the disclosing Party will inform the other Party prior to disclosure being made as to the nature of the required disclosure, shall only make the disclosure to the extent legally required and shall seek to impose obligations of secrecy wherever possible. Notwithstanding such disclosure such Confidential Information shall otherwise remain subject to this Clause 8.

8.6

Each Party hereto expressly agrees that any breach or threatened breach of the undertakings of confidentiality provided hereunder by a Party may cause irreparable harm to the other Party (“Non-Breaching Party”) and that money damages may not provide a sufficient remedy to the Non-Breaching Party for any breach or threatened breach. In the event of any breach and/or threatened breach, then in addition to all other remedies available at law or in equity, the Non-Breaching Party shall be entitled to seek injunctive relief and any other relief deemed appropriate by the Non-Breaching Party.

8.7	The obligations of both parties under this Clause 8 shall survive the expiration or termination of this Agreement for whatever reason.

9.	Intellectual Property Enforcement

9.1	Lonza hereby undertakes and agrees that at its own cost and expense it will:

9.1.1

prosecute or procure prosecution of such of the Patent Rights (Lonza) which are patent applications diligently so as to secure the best commercial advantage obtainable, as determined by Lonza in its commercially reasonable discretion, and will pursue, as determined by Lonza in its commercially reasonable discretion, all necessary actions against any Third Party that Lonza reasonably believes is infringing, misappropriating or violating any Lonza Intellectual Property Rights; and

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

9.1.2

pay or procure payment of all renewal fees in respect of the Patent Rights (Lonza) to ensure they are valid and subsisting for the full term thereof and in particular will procure such renewal of the registrations thereof as may be necessary from time to time so far as it is reasonable to do so with particular reference to commercial considerations.

9.2

Licensee shall use commercially reasonable efforts to promptly notify Lonza in writing if Licensee becomes aware of any claim that Licensee’s use of the Patent Rights (Lonza) and/or Know-How as permitted under this Agreement infringes or improperly or unlawfully uses the Patent Rights (Lonza) and/or Know-How. Licensee shall also use commercially reasonable efforts to promptly notify Lonza in writing if Licensee becomes aware of any infringement or improper or unlawful use of or of any challenge to the validity of the Patent Rights (Lonza) and/or Know-How. Lonza undertakes and agrees to take all such steps and proceedings and to do all other acts and things as may in Lonza’s sole discretion be necessary to defend any such claims, and to restrain any such infringement or improper or unlawful use or to defend such challenge to validity and Licensee shall permit Lonza to have the sole conduct of any such steps and proceedings including the right to settle them whether or not Licensee is a party to them. Licensee shall have the right at its own cost and for its own benefit to initiate, prosecute and control the enforcement of the Patent Rights (Lonza) against infringement by a Third Party in the Territory if all of the following conditions are fulfilled (a) the product manufactured through the infringing activity is a competing product to the Product, (b) Lonza has not granted rights to Third Parties which prevent Lonza from granting such a right to enforce to Licensee, and (c) Lonza does not initiate proceedings within [*] days of being requested to do so by Licensee.

10.	Term and Termination

10.1

Unless terminated earlier in accordance with the provisions of this Clause 10 or Clause 14, this Agreement shall continue in force until there are no remaining royalty obligations under this Agreement with respect to any Product in any country of the world (ie, until expiry of the last Valid Claim, or for so long as the System Know-How and/or CDACF Version 8 Know-How is identified and remains secret and substantial, whichever is later).

10.2

Licensee may terminate this Agreement in its entirety, by giving at least [*] days’ notice in writing to Lonza. Licensee may also terminate this Agreement from time to time on a Product-by-Product basis, and terminate any licence grant on a sublicense-by-sublicense, Sublicensee-by-Sublicensee, Affiliate-by-Affiliate basis, or Strategic-Partner-by-Strategic-Partner basis, etc., in each case by giving at least [*] days’ notice in writing to Lonza, and, in each such case, the Agreement will be terminated only with respect to, as applicable, the terminated Product, sublicense, Sublicensee, Affiliate or Strategic Partner, etc., and the Agreement shall otherwise remain in full force and effect.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

10.3	Either Lonza or Licensee may terminate this Agreement forthwith by notice in writing to the other upon the occurrence of any of the following events:

10.3.1

if the other commits a material breach of this Agreement which in the case of a breach capable of remedy shall not have been remedied within [*] days of the receipt by the other of a notice identifying the breach and requiring its remedy. Failure to pay a bona fide disputed amount shall not constitute a material breach of this Agreement.

10.3.2

if the other enters into compulsory or voluntary liquidation (other than for the purpose of effecting a reconstruction or amalgamation in such manner that the company resulting from such reconstruction or amalgamation if a different legal entity shall agree to be bound by and assume the obligations of the relevant Party under this Agreement), or ceases for any reason to carry on business.

10.3.3

Notwithstanding the foregoing, if such uncured material breach by Licensee involves only a specific Product, Sublicensee, Affiliate or Strategic Partner, then Lonza may terminate this Agreement only with respect to Licensee’s rights relating, respectively, to such Product, Sublicensee, Affiliate or Strategic Partner, and the Agreement shall otherwise remain in full force and effect.

10.4

If at any time during this Agreement Licensee, with the actual knowledge of its Chief Executive Officer or any member of its Board of Directors or senior management, directly, opposes or assists any Third Party to oppose the grant of letters patent or any patent application within any of the Patent Rights (Lonza) or disputes or knowingly, directly, assists any Third Party to dispute the validity of any patent within any of the Patent Rights (Lonza) or any of the claims thereof, Lonza shall be entitled at any time thereafter to terminate all or any of the licences granted hereunder forthwith by notice to Licensee.

10.5

If this Agreement expires in accordance with Clause 10.1, all licenses granted to Licensee under this Agreement shall survive and shall convert as of the expiration date to fully paid-up, royalty-free licenses. If this Agreement is terminated by Licensee in accordance with Clause 10.3.1, all licenses granted to Licensee under this Agreement shall survive, subject to the continued payment of royalties under the terms of this Agreement. If this Agreement is terminated in its entirety by Lonza for any reason listed in Clause 10.3, any and all licences granted hereunder shall terminate with effect from the date of termination (subject to the last proviso in this paragraph), and, unless Clause 10.7 applies, then Licensee shall destroy all Vectors, Cell Lines and Product and all Confidential Information which is provided by Lonza (including all Know-How, all System Know-How and all CDACF Version 8 System Know-How) forthwith and shall certify such destruction immediately thereafter in writing to Lonza; provided however that the Licensee and Sublicensees shall have the right to complete any production batches of Product in process at the date of such termination and sell or otherwise dispose of all Product then on hand or in process and the licenses granted under this Agreement shall survive for that purpose, subject to the payment of royalties and the other terms of this Agreement.

10.6

Upon termination or expiration of this Agreement, Licensee (unless Clause 10.7 applies) and Lonza shall destroy all Confidential Information of the other Party or the other Party’s Representatives, including all copies and extracts thereof and all tangible items comprising, bearing or containing any such Confidential Information and provide a written certification of such destruction; provided, however, that if Licensee has any surviving license rights, Licensee may retain Lonza’s Confidential Information to the extent required for exercising such surviving license rights, and each Party may retain one (1) copy of such Confidential Information in its secure archival files for archival purposes and for ensuring compliance with Clause 8.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

10.7

If this Agreement expires or is terminated and either (a) a Product has been or is being transferred to a separate Lonza license agreement, or (b) Lonza otherwise agrees that it will not require destruction, then, in the case of (a) Licensee shall either, with Lonza’s consent, transfer to the party that is the named licensee under the related separate Lonza license agreement, or destroy, the related Vectors, Cell Lines and Product and Confidential Information provided by Lonza (including Know-How and System Know-How, including CDACF Version 8 System Know-How), and, in the case of (b) Licensee may request specific retention rights and if both Parties agree on retention terms they will enter into a short letter agreement setting forth their mutual agreement with respect thereto.

10.8

Termination for whatever reason or expiration of this Agreement shall not affect the accrued rights of the Parties arising in any way out of this Agreement as at the date of termination or expiration. The right to recover damages against the other and all provisions which are expressed to or which by their nature are understood to survive this Agreement shall remain in full force and effect, including without limitation Clauses 3, 7, 8, 10.5, 10.6, 10.7, 10.8, 11.2, 12, 14, 15 and 16, and, as appropriate, the clauses in Clause 1.

11.	Assignment

11.1

Save as expressly provided by Clause 4, neither Party shall be entitled to assign, transfer, charge or in any way make over the benefit and/or the burden of this Agreement without the prior written consent of the other which consent shall not be unreasonably withheld, conditioned or delayed, save that Lonza shall be entitled without the prior written consent of the Licensee to assign, transfer, charge, sub-contract, deal with or in any other manner make over the benefit and/or burden of this Agreement (i) to an Affiliate or (ii) to any joint venture company of which Lonza is the beneficial owner of at least fifty percent (50%) of the issued share capital thereof or (iii) to any company with which Lonza may merge or (iv) to any company to which that Lonza may transfer its assets and undertaking. In addition, Licensee shall be entitled subject to the prior written consent of Lonza (such consent not to be unreasonably withheld, conditioned or delayed) to assign this Agreement in part, from time to time, to its Strategic Partner(s) with respect to the related Product(s). Licensee may also assign this Agreement subject to the prior written consent of Lonza (such consent not to be unreasonably withheld, conditioned or delayed) to a Third Party that acquires substantially all of Licensee’s business (whether via merger or purchase of assets or similar undertaking).

11.2

This Agreement shall be binding upon the successors and assigns of the parties and the name of a Party appearing herein shall be deemed to include the names of its successors and assigns provided always that nothing herein shall permit any assignment by either Party except as expressly provided herein.

12.	Governing Law and Dispute Resolution

12.1	The validity, construction and performance of this Agreement shall be governed by New York law to which the Parties submit.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

12.2

Subject to Clause 12.3, the Parties shall have the right to proceed to a suitable jurisdiction for the purpose of enforcing a judgment, award, or order (including without limitation seeking specific performance) and injunctive reliefs.

12.3

Any dispute arising between the Parties under this Agreement shall be referred to and finally settled by arbitration under the Rules of Arbitration of the International Chamber of Commerce by a single arbitrator knowledgeable in intellectual property matters and familiar with the biopharmaceutical industry, appointed in accordance with the said Rules. The place of arbitration shall be New York, New York, and the arbitration shall be conducted in the English language. The arbitrator’s award shall be final and binding. The Parties covenant and agree that they will participate in the arbitration in good faith and that they will share equally the costs of the arbitration, except as otherwise provided herein. Any Party refusing to comply with an order of the arbitrator will be liable for costs and expenses, including attorney’s fees, incurred by the other Party in enforcing an award.

13.	Force Majeure

Neither Party shall be in breach of this Agreement if there is any total or partial failure of performance by it of its duties and obligations under this Agreement occasioned by any act of God (including without limitation, fire), act of government or state, war, civil commotion, insurrection, embargo, epidemic, terrorism or earthquake, prevention from or hindrance in obtaining any raw materials, energy or other supplies, labour disputes of whatever nature and any other reason without the fault of and beyond the reasonable control of either Party. If either Party is unable to perform its duties and obligations under this Agreement as a direct result of the effect of one of the reasons set out in this Clause 13 such Party shall give written notice to the other of such inability stating the reason in question. The operation of this Agreement shall be suspended during the period (and only during the period) in which the reason continues. Forthwith upon the reason ceasing to exist the Party relying upon it shall give written notice to the other of this fact. If the reason continues for a period of more than [*] days and substantially affects the commercial basis of this Agreement, the Party not claiming under this Clause 13 shall have the right to terminate this Agreement by giving written notice of such termination to the other Party.

14.	Illegality

If any provision or term of this Agreement or any part thereof shall become or be declared illegal, invalid or unenforceable for any reason whatsoever including but without limitation by reason of the provisions of any legislation or other provisions having the force of law or by reason of any decision of any Court or other body or authority having jurisdiction over the parties hereto or this Agreement including the EC Commission or the European Court of Justice:

(a)	Such provision shall, so far as it is illegal, invalid or unenforceable, be given no effect by the Parties and shall be deemed not to be included in this Agreement;

(b)	The other provisions of this Agreement shall be binding on the Parties as if such provision was not included therein; and

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

(c)

The Parties agree to negotiate in good faith to amend such provision to the extent possible for incorporation herein in such reasonable manner as most closely achieves the intention of the Parties without rendering such provision invalid or unenforceable.

15.	Miscellaneous

15.1

This Agreement embodies and sets forth the entire agreement and understanding of the parties and supersedes all prior oral and written agreements, representations, misrepresentations (where innocently or negligently made), understandings or arrangements relating to the subject matter of this Agreement (“Understandings”). Neither Party shall be entitled to rely on any Understandings which are not expressly set forth in this Agreement. For clarity, the REA is not superseded by this Agreement.

15.2	This Agreement shall not be amended, modified, varied or supplemented except in writing signed by duly authorised representatives of the Parties.

15.3

No failure or delay on the part of either Party hereto to exercise any right or remedy under this Agreement shall be construed or operated as a waiver thereof nor shall any single or partial exercise of any right or remedy under this Agreement preclude the exercise of any other right or remedy or preclude the further exercise of such right or remedy as the case may be. The rights and remedies provided in this Agreement are cumulative and are not exclusive of any rights or remedies provided by law.

15.4

Except as required by law, the text of any press release or other communication to be published by or in the media whether of a scientific nature or otherwise and concerning this Agreement shall require the prior written approval of Lonza and Licensee, which approval shall not to be unreasonably withheld, conditioned or delayed.

15.5	Each of the Parties shall be responsible for its respective legal and other costs incurred in relation to the preparation of this Agreement.

15.6

The Parties do not intend that any term hereof should be enforceable by virtue of the Contracts (Rights of Third Parties) Act 1999, or by any other statute or common-law principle, by any person who is not a party to this Agreement.

16.	Notice

16.1

Any notice or other document to be given under this Agreement shall be in writing and shall be deemed to have been duly given if sent by a reputable overnight courier to a Party or delivered in person to a Party at the address set out below for such Party or such other address as the Party may from time to time designate by written notice to the other(s):

Address of Lonza

Lonza Sales AG, Muenchensteinerstrasse 38 CH-4402, Basel, Switzerland

With a copy to:	Lonza Biologics Plc
228 Bath Road, Slough, Berkshire SL1 4DX
Facsimile: 01753 777001
For the attention of the Head of Legal Services

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

Address of Licensee

NGM BIOPHARMACEUTICALS, INC., of 630 Gateway Blvd., South San Francisco, CA 94080, USA

For the attention of Business Development, with a copy to Head of Biologics

16.2

All such notices and documents shall be in the English language. Any such notice or other document shall be deemed to have been received by the addressee at the time of such delivery. To prove the giving of a notice or other document it shall be sufficient to show that it was dispatched and that the recipient signed at delivery.

AS WITNESS the hands of the duly authorised representatives of the parties hereto

Signed for and on behalf of	/s/ Daniel Blättler
LONZA SALES AG

	General Counsel, Head of Legal Team Basel	TITLE

Signed for and on behalf of	/s/ Daniel Bourgin
LONZA SALES AG

	Director Sales Pharma	TITLE

Signed for and on behalf of	/s/ William J. Rieflin
NGM BIOPHARMACEUTICALS, INC.

	CEO	TITLE

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

APPENDIX 1A

PATENT RIGHTS (LONZA)

[*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

APPENDIX 1B

PATENT RIGHTS (THIRD PARTY)

[*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

APPENDIX 2

CDACF VERSION 8 BASE POWDERS

[*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

APPENDIX 3

CDACF VERSION 8 SUPPLEMENTS, MEDIA AND FEEDS

[*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

APPENDIX 4

CDACF VERSION 8 KNOW-HOW

[*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

APPENDIX 5

PRODUCTS

Product	Product Name
[*]	[*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

AMENDMENT No. 1

to

MULTI-PRODUCT LICENCE AGREEMENT

dated

31 October 2014

between

LONZA SALES AG

and

NGM BIOPHARMACEUTICALS, INC.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

THIS AMENDMENT No. 1 is made on the 28th day of July 2015

Between

LONZA SALES AG incorporated and registered in Switzerland whose registered office is at Muenchensteinerstrasse 38, CH-4002, Basel, Switzerland (hereinafter referred to as “Lonza”), and

NGM BIOPHARMACEUTICALS, INC., of 630 Gateway Blvd., South San Francisco, CA 94080, USA, (hereinafter referred to as “Licensee”)

WHEREAS

A.

Lonza and the Licensee entered into a Multi-Product Licence Agreement dated 31 October 2014, pursuant to which Lonza licensed certain Intellectual Property Rights (as therein defined) to the Licensee (“Agreement”), and

B.	The parties now wish to amend the terms of the Agreement

NOW THEREFORE IT IS HEREBY AGREED to amend the Agreement as follows:

1.	Clause 4.3.6 to the Agreement shall be deleted in its entirety and replaced with the following:

(a)	Lonza hereby consents to the grant of a sublicence by Licensee to its Affiliate NGM Biopharmaceuticals Australia Pty Ltd, The Rialto, Level 30, 525 Collins St., Melbourne, Victoria 3000, Australia.

(b)	Lonza hereby consents to the grant of a sublicence [*] for the purpose of:

(i)	[*]; and

(ii)	[*].

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

(c)

Lonza hereby consents to the grant of a sublicence by Licensee to its Strategic Partner Merck Sharp & Dohme Corp (“Merck”) of One Merck Drive, Whitehouse Station, NJ 08889, USA to undertake Commercial Activities consisting of continued research and development of [*] including [*], as well as [*].

2.	Appendix 5 of the Agreement is hereby deleted in its entirety and replaced by the Appendix 5 annexed hereto.

Save as herein provided all other terms and conditions of the Agreement shall remain in full force and effect.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

AS WITNESS the hands of the duly authorized representatives of the parties hereto the day and year first before written.

SIGNED BY:	/s/ Nadia Zieger
For and on behalf of
LONZA SALES AG

Associate Director, Key Account Management
Title

SIGNED BY:	/s/ Jacov Wirtz
For and on behalf of
LONZA SALES AG

Senior Legal Counsel
Title

SIGNED BY:	/s/ Aetna Wun Trombley
For and on behalf of
NGM BIOPHARMACEUTICALS, INC.

COO
Title

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

APPENDIX 5

PRODUCTS

Product	Product Name
[*]	[*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

AMENDMENT No. 2

to

MULTI-PRODUCT LICENCE AGREEMENT

dated

31 October 2014

between

LONZA SALES AG

and

NGM BIOPHARMACEUTICALS, INC.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

THIS AMENDMENT No. 2 is made on the 7th day of October 2015

Between

LONZA SALES AG incorporated and registered in Switzerland whose registered office is at Muenchensteinerstrasse 38, CH-4002, Basel, Switzerland (hereinafter referred to as “Lonza”), and

NGM BIOPHARMACEUTICALS, INC., of 630 Gateway Blvd., South San Francisco, CA 94080, USA, (hereinafter referred to as “Licensee”)

WHEREAS

A.

Lonza and the Licensee entered into a Multi-Product Licence Agreement dated 31 October 2014, pursuant to which Lonza licensed certain Intellectual Property Rights (as therein defined) to the Licensee (“Agreement”);

B.	The parties executed an Amendment No. 1 to the Agreement on the 28th of July 2015; and

C.	The parties now wish to further amend the terms of the Agreement

NOW THEREFORE IT IS HEREBY AGREED to amend the Agreement as follows:

1.	Clause 4.3.6 of the Agreement shall be deleted in its entirety and replaced with the following:

(a)	Lonza hereby consents to the grant of a sublicence by Licensee to its Affiliate NGM Biopharmaceuticals Australia Pty Ltd, The Rialto, Level 30, 525 Collins St., Melbourne, Victoria 3000, Australia.

(b)	Lonza hereby consents to the grant of a sublicence [*] for the purpose of:

(i)	[*]; and

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

(ii)	[*].

(c)

Lonza hereby consents to the grant of a sublicence by Licensee to its Strategic Partner Merck Sharp & Dohme Corp (“Merck”) of One Merck Drive, Whitehouse Station, NJ 08889, USA to undertake Commercial Activities consisting of continued research and development of [*] including [*], as well as [*].

2.	Clause 5.3.2 of the Agreement shall be deleted in its entirety and replaced with the following:

5.3.2

Where any Product is manufactured for Commercial Activities by a party other than Lonza, Licensee, Licensee’s Affiliate, or Licensee’s Strategic Partner, then Licensee shall pay to Lonza an annual fee of [*] in respect of each such Product, such fee being payable annually during the course of such sublicence (irrespective as to the years of manufacture) and being first payable on the commencement date of the relevant sublicence. For the avoidance of doubt:

(a)	such payments are on a per-Product basis, irrespective of whether the same third party manufactures more than one Product;

(b)	in relation to the activities set out in [*], in respect of each of Products [*], as set out in Appendix 5, be first payable upon [*] of the relevant Product, and

(c)	in relation to the activities set out in [*] in respect of each of Products [*], as set out in Appendix 5, be first payable at the time when [*].

3.	Appendix 5 of the Agreement is hereby deleted in its entirety and replaced by the Appendix 5 annexed hereto.

Save as herein provided all other terms and conditions of the Agreement shall remain in full force and effect.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

AS WITNESS the hands of the duly authorized representatives of the parties hereto the day and year first before written.

SIGNED BY:	/s/ Marie Leblanc
For and on behalf of
LONZA SALES AG

Director, Commercial Development
Title

SIGNED BY:	/s/ Raffael Beck
For and on behalf of
LONZA SALES AG

Legal Counsel
Title

SIGNED BY:	/s/ William J. Rieflin
For and on behalf of
NGM BIOPHARMACEUTICALS, INC.

Chief Executive Officer
Title

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

APPENDIX 5

PRODUCTS

Product	Product Name
[*]	[*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

AMENDMENT No. 3

to

MULTI-PRODUCT LICENCE AGREEMENT

dated

31 October 2014

between

LONZA SALES AG

and

NGM BIOPHARMACEUTICALS, INC.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

THIS AMENDMENT No. 3 is made on the 26th day of April 2016

Between

LONZA SALES AG incorporated and registered in Switzerland whose registered office is at Muenchensteinerstrasse 38, CH-4002, Basel, Switzerland (hereinafter referred to as “Lonza”), and

NGM BIOPHARMACEUTICALS, INC., of 630 Gateway Blvd., South San Francisco, CA 94080, USA, (hereinafter referred to as “Licensee”)

WHEREAS

A.

Lonza and the Licensee entered into a Multi-Product Licence Agreement dated 31 October 2014, pursuant to which Lonza licensed certain Intellectual Property Rights (as therein defined) to the Licensee (“Agreement”);

B.	The parties executed an Amendment No. 1 to the Agreement on the 28th of July 2015 and an Amendment No. 2 to the Agreement on the 7th of October 2015; and

C.	The parties now wish to further amend the terms of the Agreement

NOW THEREFORE IT IS HEREBY AGREED to amend the Agreement as follows:

1.	Clause 4.3.6 of the Agreement shall be deleted in its entirety and replaced with the following:

(a)	Lonza hereby consents to the grant of a sublicence by Licensee to its Affiliate NGM Biopharmaceuticals Australia Pty Ltd, The Rialto, Level 30, 525 Collins St., Melbourne, Victoria 3000, Australia.

(b)	Lonza hereby consents to the grant of a sublicence [*] for the purpose of:

(i)	[*]; and

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

(ii)	[*].

(c)

Lonza hereby consents to the grant of a sublicence by Licensee to its Strategic Partner Merck Sharp & Dohme Corp (“Merck”) of One Merck Drive, Whitehouse Station, NJ 08889, USA to undertake Commercial Activities consisting of continued research and development of [*] including [*], as well as [*].

2.	Clause 5.3.2 of the Agreement shall be deleted in its entirety and replaced with the following:

5.3.2

Where any Product is manufactured for Commercial Activities by a party other than Lonza, Licensee, Licensee’s Affiliate, or Licensee’s Strategic Partner, then Licensee shall pay to Lonza an annual fee of [*] in respect of each such Product, such fee being payable annually during the course of such sublicence (irrespective as to the years of manufacture) and being first payable on the commencement date of the relevant sublicence. For the avoidance of doubt:

(a)	such payments are on a per-Product basis, irrespective of whether the same third party manufactures more than one Product;

(b)	in relation to the activities set out in [*], in respect of each of Products [*], as set out in Appendix 5, be first payable upon [*] of the relevant Product, and

(c)	in relation to the activities set out in [*] in respect of each of Products [*], as set out in Appendix 5, be first payable at the time when [*].

3.	Appendix 5 of the Agreement is hereby deleted in its entirety and replaced by the Appendix 5 annexed hereto.

Save as herein provided all other terms and conditions of the Agreement shall remain in full force and effect.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

AS WITNESS the hands of the duly authorized representatives of the parties hereto the day and year first before written.

SIGNED BY:	/s/ Marie Leblanc
For and on behalf of
LONZA SALES AG

Associate Director, Key Account Management
Title

SIGNED BY:	/s/ Jacov Wirtz
For and on behalf of
LONZA SALES AG

Senior Legal Counsel
Title

SIGNED BY:	/s/ Aetna Wun Trombley
For and on behalf of
NGM BIOPHARMACEUTICALS, INC.

COO
Title

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

APPENDIX 5

PRODUCTS

Product	Product Name
[*]	[*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

AMENDMENT No. 4

to

MULTI-PRODUCT LICENCE AGREEMENT

dated

31 October 2014

between

LONZA SALES AG

and

NGM BIOPHARMACEUTICALS, INC.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

THIS AMENDMENT No. 4 is made on the 3rd day October 2017

Between

LONZA SALES AG incorporated and registered in Switzerland whose registered office is at Muenchensteinerstrasse 38, CH-4002, Basel, Switzerland (hereinafter referred to as “Lonza”), and

NGM BIOPHARMACEUTICALS, INC., of 333 Oyster Point Blvd., South San Francisco, CA 94080, USA, (hereinafter referred to as “Licensee”)

WHEREAS

A.

Lonza and the Licensee entered into a Multi-Product Licence Agreement dated 31 October 2014, pursuant to which Lonza licensed certain Intellectual Property Rights (as therein defined) to the Licensee (“Agreement”);

B.	The parties now wish to further amend the terms of the Agreement

NOW THEREFORE IT IS HEREBY AGREED to amend the Agreement as follows:

1.	The words and phrases defined in the Agreement shall have the same meanings in this Amendment:

2.	A new clause 4.9 shall be inserted into the Agreement as follows:

“4.9 (a)

Licensee shall provide Lonza with updates to Table A of Appendix 5 (including but not limited to the names of any new Product(s)) within [*] days of: (i) [*] for any new Product(s); and/or (ii) [*] for any Product that is already scheduled in Table A, and the Parties shall formally update Table A of Appendix 5 by written agreement;

(b)

Li\censee shall notify Lonza within [*] days when any Product [*] and the Parties shall formally update Table B of Appendix 5 by written agreement. Product numbers in Table B shall be assigned chronologically according to the date of First Commercial Sale.”

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

3.	Appendix 5 of the Agreement is hereby deleted in its entirety and replaced by the Appendix 5 annexed hereto.

4.	Save as herein provided all other terms and conditions of the Agreement shall remain in full force and effect.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

AS WITNESS the hands of the duly authorized representatives of the parties hereto the day and year first before written.

SIGNED BY:	/s/ Nadia Zieger
For and on behalf of
LONZA SALES AG

Associate Director, Key Account Manager
Title

SIGNED BY:	/s/ Jason Wirtz
For and on behalf of
LONZA SALES AG

Assoc. General Counsel
Title

SIGNED BY:	/s/ Aetna Wun Trombley
For and on behalf of
NGM BIOPHARMACEUTICALS, INC.

COO
Title

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

APPENDIX 5

PRODUCTS

Table A

Product	Product Name	[*]
[*]	[*]	[*]

*	The Licensee shall notify Lonza in writing within a period of [*] days for [*] for each Product.

Table B

COMMERCIAL PRODUCTS AND ROYALTIES

Commercial Product	Product Name	Rate of Royalty	Party manufacturing the Product
Product #1
Product #2
Product #3
Product #4
Product #5 etc

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

AMENDMENT No. 5

to

MULTI-PRODUCT LICENCE AGREEMENT

dated

31 October 2014

between

LONZA SALES AG

and

NGM BIOPHARMACEUTICALS, INC.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

THIS AMENDMENT No. 5 is made effective on the 16th day of March, 2018

Between

LONZA SALES AG incorporated and registered in Switzerland whose registered office is at Muenchensteinerstrasse 38, CH-4002, Basel, Switzerland (hereinafter referred to as “Lonza”), and

NGM BIOPHARMACEUTICALS, INC., of 333 Oyster Point Blvd., South San Francisco, CA 94080, USA, (hereinafter referred to as “Licensee”)

WHEREAS

A.

Lonza and the Licensee entered into a Multi-Product Licence Agreement dated 31 October 2014, pursuant to which Lonza licensed certain Intellectual Property Rights (as therein defined) to the Licensee (“Agreement”);

B.	The parties now wish to further amend the terms of the Agreement

NOW THEREFORE IT IS HEREBY AGREED to amend the Agreement as follows:

1.	The words and phrases defined in the Agreement shall have the same meanings in this Amendment:

2.	Clause 4.3.6 of the Agreement shall be deleted in its entirety and replaced with the following:

(a)

Lonza hereby consents to the grant of a sublicence by Licensee to its Affiliate NGM Biopharmaceuticals Australia Pty Ltd, Collins Square, Tower One, Level 16, 727 Collins St., Melbourne, Victoria 3008, Australia.

(b)	Lonza hereby consents to the grant of a sublicence [*] for the purpose of:

(i)	[*]; and

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

(ii)	[*].

(c)

Lonza hereby consents to the grant of a sublicence by Licensee to its Strategic Partner Merck Sharp & Dohme Corp (“Merck”) of One Merck Drive, Whitehouse Station, NJ 08889, USA to undertake Commercial Activities consisting of continued research and development of [*] including [*], as well as [*].

3.	Clause 5.3.2 of the Agreement shall be deleted in its entirety and replaced with the following:

5.3.2

Where any Product is manufactured for Commercial Activities by a party other than Lonza, Licensee, Licensee’s Affiliate, or Licensee’s Strategic Partner, then Licensee shall pay to Lonza the following annual payments:

(a)

an annual fee of [*] in respect of [*] as set out in Appendix 5, such fee being payable annually during the course of each such sublicence (irrespective as to the years of manufacture) and being first payable on the commencement date of the relevant sublicence. For the avoidance of doubt:

i.

in relation to the activities set out [*], in respect of each of Products [*], as set out in Appendix 5, be first payable upon [*] of the relevant Product, and in relation to the activities set out in [*] in respect to each of Products [*], as set out in Appendix 5, to be first payable at the time when [*].

(b)	in respect of [*], as set out in Appendix 5, shall trigger the following annual payments:

i.	[*] in respect of each Product from the initiation of the sublicense for such Product then [*] thereafter;

ii.	a fee of [*] in respect of each Product, being payable within [*] days of [*] for such Product;

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

iii.	a fee of [*] in respect of each Product, being payable within [*] days of [*] for such Product; and

iv.	a fee of [*] in respect of each Product, being payable within [*] days of [*] for such Product;

(c)	In relation to the payments set out in Clause 5.3.2 (b) above, if [*] a Product [*], [*] on a pro rata basis.

For the avoidance of doubt, [*] will not apply for any Products that [*] for any reason whatsoever or [*].

(d)	such payments are on a per-Product basis, irrespective of whether the same third party manufactures more than one Product.

4.	Appendix 5 of the Agreement is hereby deleted in its entirety and replaced by the Appendix 5 annexed hereto.

5.	Save as herein provided all other terms and conditions of the Agreement shall remain in full force and effect.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

AS WITNESS the hands of the duly authorized representatives of the parties hereto the day and year first before written.

SIGNED BY:	/s/ Bart van Aarnhem
For and on behalf of
LONZA SALES AG

Senior Legal Counsel
Title

SIGNED BY:	/s/ Raffael Beck
For and on behalf of
LONZA SALES AG

Legal Counsel
Title

SIGNED BY:	/s/ Aetna Wun Trombley
For and on behalf of
NGM BIOPHARMACEUTICALS, INC.

COO
Title

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

APPENDIX 5

PRODUCTS

Table A

Product	Product Name	[*]
[*]	[*]	[*]

*	The Licensee shall notify Lonza in writing within a period of [*] days for [*] for each Product.

Table B

COMMERCIAL PRODUCTS AND ROYALTIES

Commercial Product	Product Name	Rate of Royalty	Party manufacturing the Product
Product #1
Product #2
Product #3
Product #4
Product #5 etc

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.